Exhibit 99.4

DERMA SCIENCES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Overview	1

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016	3

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2016	4

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015	5

Notes to the Unaudited Pro Forma Consolidated Financial Statements	6

DERMA SCIENCES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Overview

On August 5, 2016, Derma Sciences, Inc. (the “Company”) through a wholly owned subsidiary, acquired all of the membership interests in BioD, LLC (“BioD”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated July 27, 2016 (the “BioD Acquisition”). BioD is a vertically integrated biotechnology company engaged in the development and commercialization of novel biologic products derived from placental tissues. The Company has distributed certain of BioD’s products for dermal application in North America since January 2014 under a license, market development and commercialization agreement. The transaction was accounted for as a purchase of substantially all of the assets of BioD. Initial consideration paid at closing was approximately $23.1 million. Under the terms of the Merger Agreement, the Company may become obligated to pay additional consideration up to $56.8 million based on the achievement of regulatory milestones and year over year increases in BioD’s net sales from July 1, 2016 through June 30, 2018.

Also on August 5, 2016 the Company received proceeds of $2,300,000 in connection with the issuance of 551,665 shares of Company common stock in a private placement to former members of BioD and one BioD employee. Proceeds of the private placement will be used for ongoing operational purposes.

The Company’s Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016 is based upon the combination of the following:

(i) the historical unaudited balance sheet of the Company as of June 30, 2016 adjusted to give pro forma effect to the sale of substantially all of the assets of the Company’s First Aid Products division (“FAD”) (as filed with the Securities and Exchange Commission (the “SEC”) in its Report filed on Form 8-K on September 8, 2016 (the “FAD Sale 8-K”));

(ii) the unaudited balance sheet of BioD as of June 30, 2016, attached as Exhibit 99.3 to this Amendment;

(iii) the pro forma impact of applying the acquisition method of accounting to the BioD Acquisition;

(iv) the pro forma impact of reflecting the proceeds received in connection with the private placement; and

(v) making other adjustments based upon available information and assumptions that the Company believes are reasonable.

The Unaudited Pro Forma Consolidated Balance Sheet is presented as if the BioD Acquisition had occurred on June 30, 2016.

The Company’s Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2016 is based upon the historical unaudited statement of operations of the Company for the six months ended June 30, 2016 adjusted to give pro forma effect to the sale of substantially all of the assets of FAD (from the FAD Sale 8-K), combined with the unaudited statement of operations of BioD for the six months ended June 30, 2016, attached as Exhibit 99.3 to this Amendment.

The Company’s Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015 is based upon the unaudited statement of operations of the Company for the year ended December 31, 2015 adjusted to give pro forma effect to the sale of substantially all of the assets of FAD (from the FAD Sale 8K), combined with the audited statement of operations of BioD for the year ended December 31, 2015, attached as Exhibit 99.2 to this Amendment, and making other adjustments based upon available information and assumptions that the Company believes are reasonable. The Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 depict the effect of the acquisition of BioD as if the transaction had occurred on January 1, 2015.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the acquisition, are factually supportable, and with respect to the Unaudited Pro Forma Consolidated Statement of Operations, expected to have a continuing impact on the combined results of the Company and BioD. The unaudited pro forma consolidated statements of operations exclude Company related transaction costs of approximately $3.1 million, which will be expensed as incurred and included in the ongoing statement of operations. The assumptions used to prepare the Unaudited Pro Forma Consolidated Financial Statements (“Pro Forma Financial Statements”) are contained in the accompanying notes and should be reviewed in their entirety. The Pro Forma Financial Statements are for informational purposes only. These Pro Forma Financial Statements are not necessarily indicative of future results or of actual results that would have been achieved had the BioD acquisition been consummated on the dates presented, and should not be taken as representative of future consolidated operating results of the Company. The Pro Forma Financial Statements do not reflect any operating efficiencies or cost savings that the Company may achieve, or any additional expenses that the Company may incur, with respect to the combined companies.

1

The Unaudited Pro Forma Consolidated Balance Sheet was prepared using the acquisition method of accounting. As explained in more detail in the accompanying notes, the initial consideration of $23.1 million along with the preliminary estimated fair value of contingent consideration of up to $56.8 million has been allocated to the BioD tangible and identifiable intangible assets acquired and the liabilities assumed based upon preliminary estimated fair values at August 5, 2016. The excess of the fair value of the consideration paid over the preliminary estimated fair value of the assets acquired and liabilities assumed has been recorded as goodwill. Independent valuation specialists are currently conducting analyses in order to assist management of the Company in determining the fair values of the identifiable intangible assets acquired, liabilities assumed and contingent consideration. The Company’s management is responsible for these internal and third party valuations and is continuing to finalize the valuation process, which is expected to be completed prior to the Company’s filing of its Annual Report on Form 10-K for the year ending December 31, 2016. Any change in amounts allocated to identifiable intangible assets and/or their useful lives would likewise change the amount of amortization expense associated with those same identifiable intangible assets acquired.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements and accompanying notes thereto of the Company contained in its Annual Report on Form 10-K for the year ended December 31, 2015, the Quarterly Report on Form 10-Q for the period ended March 31, 2016, the Quarterly Report on Form 10-Q for the period ended June 30, 2016, the FAD Sale 8-K, the BioD 8-K, and this Amendment, including BioD’s audited financial statements for the year ended December 31, 2015 and BioD’s unaudited financial statements as of June 30, 2016 attached as Exhibits 99.2 and 99.3 hereto, respectively.

2

Derma Sciences, Inc.

Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2016

	As Reported*	BioD	Pro Forma Adjustments		Reclassifications and Elimination Entries		Pro Forma
ASSETS
Cash and cash equivalents	$28,569,612	$136,633	$(14,596,277	)(a)	$-		$14,109,968
Short term investments	25,000,000	-	-		-		25,000,000
Accounts receivable	7,190,061	5,211,869	(680,000	)(b)	(108,785	)(i)	11,613,145
Current portion of note receivable	601,361	374,667	-		-		976,028
Inventories	14,702,947	1,161,000	-		-		15,863,947
Prepaid expenses and other current assets	953,443	117,465	-		-		1,070,908
Assets of discontinued operations	2,252,016	-	-		-		2,252,016
Total current assets	79,269,440	7,001,634	(15,276,277)		(108,785)		70,886,012
Long-term equity investment	15,776,448	-	-		-		15,776,448
Note receivable, less current portion	2,098,639	233,556	-		-		2,332,195
Equipment and improvements, net	3,884,634	590,406	-		-		4,475,040
Identifiable intangible assets, net	8,030,309	2,485,841	16,526,002	(c)	(919,833	)(j)	26,122,319
Goodwill	8,778,009	-	57,643,905	(d)	919,833	(j)	67,341,747
Other assets	101,800	-	-		-		101,800
Total assets	$117,939,279	$10,311,437	$58,893,630		$(108,785)		$187,035,561
LIABILITIES AND EQUITY
Current liabilities
Line of credit	$-	$1,429,213	$-		$-		$1,429,213
Accounts payable	2,165,531	679,381	-		(19,376	)(i)	2,825,536
Accrued expenses and other current liabilities	4,571,990	1,457,961	400,000	(b)	(89,409	)(i)	6,340,542
Current portion of contingent consideration	-	-	43,373,987	(e)	-		43,373,987
Liabilities of discontinued operations	1,976,536	-	-		-		1,976,536
Total Current liabilities	8,714,057	3,566,555	43,773,987		(108,785)		55,945,814
Contingent consideration, less current portion	-	-	13,382,500	(e)	-		13,382,500
Long-term liabilities	670,649	-	-		-		670,649
Deferred tax liability	1,861,039	-	-		-		1,861,039
Total liabilities	11,245,745	3,566,555	57,156,487		(108,785)		71,860,002
Equity
Convertible preferred stock, $0.1 par value; shares authorized 1,468,750; issued and outstanding 73,332	733	-	-		-		733
Common stock, $.01 par value, shares authorized 50,000,000; issued and outstanding 25,963,801 (as reported) and 28,266,649 (pro forma) at June 30, 2016	259,638	-	23,029	(f)	-		282,667
Additional paid-in capital	236,303,495	-	11,408,471	(f)	-		247,711,966
Accumulated other comprehensive income	7,394,757	-	-		-		7,394,757
Members’ equity	-	6,744,882	(6,744,882	)(g)	-		-
Accumulated deficit	(137,265,089)	-	(2,949,475	)(h)	-		(140,214,564)
Total liabilities and equity	$117,939,279	$10,311,437	$58,893,630		$(108,785)		$187,035,561

*	The As Reported balances for the unaudited pro forma consolidated balance sheet were derived from Exhibit 99.2 of Derma Sciences, Inc.’s Form 8-K filed September 8, 2016, which includes the disposition of Derma Sciences, Inc.’s First Aid Products division.

3

Derma Sciences, Inc.

Unaudited Pro Forma Consolidated Statement of Operations
Six Months Ended June 30, 2016

	As Reported*	BioD	Adjustments			Pro Forma
			Remove Historical Costs (k)	New Amortization (l)	Intercompany Elimination (m)
Net Sales	$33,804,598	$11,562,754	$-	-	(7,578)		$45,359,774
Cost of sales	19,704,801	921,499	(98,554)	50,000	(173,652)		20,404,094
Gross profit	14,099,797	10,641,255	98,554	(50,000)	166,074		24,955,680
Operating expenses
Selling, general and administrative	19,062,092	9,531,586	(217,305)	1,550,000	-		29,926,373
(Loss) income from operations	(4,962,295)	1,109,669	315,859	(1,600,000)	166,074		(4,970,693)
Other income, net	4,803,141	619,879	-	-	(166,074)		5,256,946
(Loss) income from continuing operations before income taxes	(159,154)	1,729,548	315,859	(1,600,000)	-		286,253
Income tax provision	232,894	-	-	-	-	(n)	232,894
Net (loss) income from continuing operations	(392,048)	1,729,548	315,859	(1,600,000)	-		53,359
Net (loss) income from continuing operations per common share - basic	$(0.02)						$0.00
Net (loss) income from continuing operations per common share diluted	$(0.02)						$0.00
Shares used in computing net (loss) income from continuing operations per common share basic	25,897,179					(q)	27,648,362
Shares used in computing net (loss) income from continuing operations per common share diluted	25,897,179					(q)	27,787,230

*	The As Reported balances for the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2016, were derived from Exhibit 99.2 of Derma Sciences, Inc.’s Form 8-K filed September 8, 2016, which includes the disposition of Derma Sciences, Inc.’s First Aid Products division.

4

Derma Sciences, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2015

	As Reported*	BioD	Adjustments			Pro Forma
			Remove Historical Costs (o)	New Amortization (l)	Intercompany Elimination (p)
Net Sales	$67,774,407	$18,633,193	$-	-	(1,479,725)		$84,927,875
Cost of sales	39,217,008	2,385,487	(197,107)	100,000	(1,751,288)		39,754,100
Gross profit	28,557,399	16,247,706	197,107	(100,000)	271,563		45,173,775
Operating expenses
Selling, general and administrative	49,161,086	13,853,769	(85,953)	3,100,000	-		66,028,902
Research and development	807,128	-	-	-	-		807,128
Restructuring and other charges	2,458,555	-	-	-	-		2,458,555
Total operating expenses	52,426,769	13,853,769	(85,953)	3,100,000	-		69,294,585
(Loss) income from operations	(23,869,370)	2,393,937	283,060	(3,200,000)	271,563		(24,120,810)
Other (expense) income, net	(649,779)	520,017	-	-	(271,563)		(401,325)
(Loss) income from continuing operations before income taxes	(24,519,149)	2,913,954	283,060	(3,200,000)	-		(24,522,135)
Income tax benefit	2,356,965	-	-	-	-		2,356,965
Net (loss) income from continuing operations	(22,162,184)	2,913,954	283,060	(3,200,000)	-		(22,165,170)
Net loss from continuing operations per common share - basic and diluted	$(0.86)						$(0.81)
Shares used in computing net loss from continuing operations per common share basic and diluted	25,734,474					(q)	27,485,657

*	The As Reported balances for the unaudited pro forma consolidated statement of operations for the year ended December 31, 2015, were derived from Exhibit 99.2 of Derma Sciences, Inc.’s Form 8-K filed September 8, 2016, which includes the disposition of Derma Sciences, Inc.’s First Aid Products division.

5

Derma Sciences, Inc.

Notes to the Unaudited Pro Forma Consolidated
Financial Statements

1. Preliminary purchase price allocation

Determination of the estimated fair value allocation of the total consideration of $79.8 million required management of the Company to make estimates and assumptions. These estimates and assumptions are preliminary and are subject to change. Independent valuation specialists are currently conducting analyses to assist management of the Company in determining the estimated fair value of the acquired tangible and intangible assets, liabilities assumed and contingent consideration. The work performed by the independent valuation specialists to date, while not completed, has been considered in management’s estimates of the fair values reflected below. Finalization of the valuation analysis by the independent valuation specialists may result in assets and liability fair values that are different than, and may differ materially from, the preliminary estimates included herein.

The following table summarizes the preliminary allocation of the purchase price to the estimated fair values of the assets acquired and the liabilities assumed as if the acquisition of BioD occurred on June 30, 2016:

Current assets	$6,321,634
Equipment and improvements	590,406
Other assets	245,399
Acquired identifiable intangible assets	19,000,000
Goodwill	57,643,905
Total assets acquired	83,801,344
Current liabilities assumed	3,966,555
Net fair value	$79,834,789

Detail of total consideration
Initial consideration (cash and common stock) (1)	$23,078,302
Contingent consideration (2)	56,756,487
Total consideration	$79,834,789

(1)

Initial consideration includes $13.9 million paid in cash and the issuance of 1,751,183 shares of common stock with a fair value of $9.2 million. Such amounts include $2.0 million originally held in escrow to secure BioD payment obligations for working capital adjustments and any indemnification claims and approximately $1.2 million held in escrow pending the collection of two separate classes of accounts receivable. Amounts equal to the collected receivables through August 5, 2017 will be released to the sellers from the accounts receivable escrows with the remainder returned to the Company by September 4, 2017. In September 2016, the Company received $440,054 for working capital adjustments from these reserves which has been excluded from total consideration. No indemnification claims or uncollectible accounts receivable are anticipated by the Company.

(2)

Includes potential product regulatory milestone payments in the aggregate estimated amount of up to $29.7 million and net sales growth earnouts for the trailing twelve months ending June 30, 2017 and 2018 of up to $13.25 million each year based on a multiple of incremental net sales, 35% of which is payable at the Company’s discretion in Company common stock up to an additional 2,863,948 shares, and additional consideration of $0.6 million. Differences in the contingent consideration recognized (including changes in fair value estimated at each reporting date) and the final amounts paid will be recorded in future Company results of operations. The Company has currently estimated that the maximum payments will be achieved.

6

Derma Sciences, Inc.

Notes to the Unaudited Pro Forma Consolidated
Financial Statements

The following represents preliminary details of the fair value of acquired identifiable intangible assets purchased as part of the acquisition:

Description	Estimated Useful Lives (in Years)
Customer Relationships	5	$10,000,000
Trade Names, Trademarks and Patents	10	8,000,000
Non-compete Agreements	3	1,000,000
Total acquired identifiable intangible assets		$19,000,000

2. Explanation of pro forma adjustments and eliminations

The following pro forma adjustments and eliminations are included in the Pro Forma Financial Statements:

(a)	Adjustment to record the Company’s acquisition related cash activity as follows:

-	Initial cash paid to acquire BioD in the amount of $13,880,369 net of working capital adjustment.

-	Payment of estimated transaction related expenses of $3,107,535 net of $158,060 incurred through June 30, 2016.

-	Receipt of proceeds from the private placement of 551,665 shares of Company common stock to BioD members and one BioD employee in the amount of $2,300,000 net of costs incurred of $66,433.

(b)	Adjustments to fair value of working capital assets.

(c)	To adjust the fair value of identifiable intangible assets acquired. These identifiable intangible assets are estimated to be amortized on a straight-line basis over estimated useful lives ranging from 3 to 10 years.

(d)	Adjustment to record the excess of the estimated purchase price paid over the estimated fair value of the net assets acquired.

(e)	Adjustment to record estimated contingent consideration to be funded in cash and/or Company common stock at the Company’s option up to certain limits.

(f)	Adjustment to record the issuance of 2,302,848 net shares of Company common stock in connection with the BioD acquisition (1,751,183 shares) and private placement (551,665 shares).

(g)	Adjustment to eliminate BioD’s historical members’ equity.

(h)	Adjustment to record the impact of the estimated additional transaction costs of $2,949,475.

(i)	Adjustment to eliminate intercompany receivables and payables.

(j)	Adjustment to reclassify the Company’s unamortized BioD license rights fee as a component of goodwill.

(k)	To remove BioD’s identifiable intangible assets historical amortization expense of $59,245; the Company’s historical BioD license rights fee amortization expense of $98,554; and the Company’s transaction costs incurred through June 30, 2016 of $158,060.

(l)	To record estimated amortization expense related to the estimated identifiable intangible assets acquired in the transaction.

(m)	To eliminate intercompany sales of $7,578 and royalties of $166,074.

(n)	Assumes no change in consolidated income tax expense on a pro forma consolidated basis.

(o)	To remove BioD’s historical identifiable intangible asset amortization of $85,953 and the Company’s historical BioD license rights fee amortization expense of $197,107.

(p)	To eliminate intercompany sales of $1,479,725 and royalties of $271,563.

(q)	Adjusted to include 1,751,183 net shares issued in connection with BioD acquisition as if transaction occurred on January 1, 2015. Excludes 551,665 shares issued in connection with private placement as proceeds will be used for general operating purposes. Pursuant to the Merger Agreement the Company may issue up to an additional 2,863,948 shares of common stock to fund the contingent consideration portion of the acquisition.

7